UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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Surrozen, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 1, 2026

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Surrozen, Inc., which will be held on Wednesday, May 13, 2026, beginning at 10:00 a.m., Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting via the internet. Please vote electronically over the internet, by telephone or by returning your signed proxy card in the envelope provided. You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the meeting live via the internet are posted at www.virtualshareholdermeeting.com/SRZN2026.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

/s/ Craig Parker
Craig Parker
President, Chief Executive Officer and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 13, 2026

Notice is hereby given that the 2026 annual meeting of stockholders (the “Annual Meeting”) of Surrozen, Inc., a Delaware corporation, will be held on Wednesday, May 13, 2026, at 10:00 a.m., Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/SRZN2026. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting – How can I attend and vote at the Annual Meeting?”

The Annual Meeting is being held:

1.

To elect our nominees, Mace Rothenberg, M.D. and David J. Woodhouse, Ph.D. as Class II directors to hold office until our annual meeting of stockholders to be held in 2029 or until their successors are duly elected and qualified, or until their earlier death, resignation or removal;

2.	To ratify, in a non-binding vote, the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026;

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers;

4.	Advisory vote on the preferred frequency of the advisory vote on the compensation of our named executive officers; and

5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this Notice. Holders of record of our common stock as of the close of business on March 18, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by internet or telephone voting as described on your proxy card.

By Order of the Board of Directors
/s/ Charles Williams
Charles Williams
Chief Operating Officer and Corporate Secretary
South San Francisco, California April 1, 2026

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available,

as the case may be, on or about April 1, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 are available free of charge at www.proxyvote.com.

Surrozen, Inc. | 171 Oyster Point Blvd., Suite 400 | South San Francisco, California 94080

i

Surrozen, Inc.

171 Oyster Point Blvd., Suite 400

South San Francisco, California 94080

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 13, 2026

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) are being furnished by and on behalf of our Board of Directors (the “Board”) in connection with our 2026 annual meeting of stockholders (the “Annual Meeting”). The Notice of Annual Meeting of Stockholders and this Proxy Statement are first being distributed or made available, as the case may be, on or about April 1, 2026.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to first mail the Notice and make this Proxy Statement and the form of proxy available to stockholders on or about April 1, 2026.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Wednesday, May 13, 2026 at 10:00 a.m., Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/SRZN2026 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

What are the purposes of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

•	Proposal No. 1: Election of the two director nominees listed in this Proxy Statement.

•	Proposal No. 2: Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2026.
•	Proposal No. 3: Approval, on an advisory basis, of the compensation of our named executive officers.
•	Proposal No. 4: Advisory vote on the preferred frequency of the advisory vote on the compensation of our named executive officers.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our common stock as of the close of business on March 18, 2026 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof.

At the close of business on the Record Date, there were 11,486,707 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. You will need to obtain your own internet access if you choose to attend the Annual Meeting and/or vote over the internet.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of at least one-third in voting power of our capital stock issued and outstanding and entitled to vote, present electronically or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because the broker has not received voting instructions from the stockholder who beneficially owns the shares and the broker lacks the authority to vote the shares at their discretion. Proposal No. 1, Proposal No. 3 and Proposal No. 4 are considered non-discretionary matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, the Chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting but no other business shall be transacted.

How do I vote my shares without attending the Annual Meeting?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:

•	by telephone – You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by internet – You can vote over the internet at www.proxyvote.com by following the instructions on the proxy card; or

•	by mail – You can vote by mail by signing, dating and mailing the proxy card.

Telephone and internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 12, 2026.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/SRZN2026. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/SRZN2026.

•	Assistance with questions regarding how to attend and participate via the internet will be provided at www.virtualshareholdermeeting.com/SRZN2026 on the day of the Annual Meeting.

•	Webcast starts at 10:00 a.m., Pacific Time.

•	You will need your 16-Digit Control Number to enter the Annual Meeting.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

How does the Board recommend that I vote?

The Board recommends that you vote:

•
FOR the nominees to the Board set forth in this Proxy Statement.
•
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.
•
FOR the approval, on an advisory basis, of the compensation of our executive officers.
•
ONE YEAR as the preferred frequency of stockholder advisory vote on the compensation of our named executive officers.

What vote is required for adoption or approval of each proposal and how will votes be counted?

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold votes, as applicable	Effect of Broker Non-Votes	Board Recommendation
1	Election of Directors named in this Proxy Statement	The two nominees receiving the most “FOR” votes of the shares present online or represented by proxy at the Annual Meeting will be elected.	FOR or WITHHOLD	No Effect	No Effect	FOR all nominees
2	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026	“FOR” votes from a majority of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for approval of this proposal.	FOR, AGAINST or ABSTAIN	Against	Not Applicable	FOR
3	Advisory vote on the compensation of our named executive officers	“FOR” votes from a majority of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for approval of this proposal.	FOR, AGAINST or ABSTAIN	Against	No Effect	FOR
4	Advisory vote on the preferred frequency of the advisory vote on the compensation of our named executive officers	The frequency option receiving the most votes of the shares present online or represented by proxy at the Annual Meeting will be considered	1 YEAR, 2 YEARS, 3 YEARS or ABSTAIN	No Effect	No Effect	1 YEAR

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold votes, as applicable	Effect of Broker Non-Votes	Board Recommendation
the frequency preferred by our stockholders.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

•	sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices, provided such statement is received no later than May 12, 2026;

•	voting again by internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on May 12, 2026;

•	submitting a properly signed proxy card with a later date that is received no later than May 12, 2026; or

•	attending the Annual Meeting, revoking your proxy and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy online at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy card or telephone or internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to us before your proxy is voted or you vote online at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Why hold a virtual meeting?

We wish to continue using the latest technology to provide expanded access, improved communication and cost savings for us and our stockholders while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. Furthermore, we believe that a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. A list of stockholders entitled to vote at the close of business on the record date will be available at our headquarters, 171 Oyster Point Blvd., Suite 400, South San Francisco, California 94080, for 10 days prior to the Annual Meeting to stockholders of record for any legally valid purpose germane to the Annual Meeting. To schedule an appointment please contact us at info@surrozen.com.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Board Size and Structure

Our certificate of incorporation, as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors. We currently have eight directors serving on our Board.

Our Certificate of Incorporation provides that our Board be divided into three classes, designated as Class I, Class II and Class III. Each class should consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their initial appointment or election to our Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on our Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders, unless our Board determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. A director appointed by our Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor or his or her earlier death, resignation or removal.

Current Directors and Terms

Our current directors and their respective classes and terms are set forth below.

Class II Director – Current Term Ending at 2026 Annual Meeting	Class III Director – Current Term Ending at 2027 Annual Meeting	Class I Director – Current Term Ending at 2028 Annual Meeting
Mace Rothenberg, M.D.	Christopher Y. Chai	Anna Berkenblit, M.D.
David J. Woodhouse, Ph.D.	Mary Haak-Frendscho, Ph.D.	Eric Bjerkholt
	Craig Parker	Tim Kutzkey, Ph.D.

Nominees for Director

Drs. Rothenberg and Woodhouse have been nominated by our Board to stand for reelection. As directors assigned to Class II, Drs. Rothenberg’s, and Woodhouse’s current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Drs. Rothenberg and Woodhouse will each serve for a term expiring at our annual meeting of stockholders to be held in 2029 or the election and qualification of their successors or until their earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unable to serve. If, however, prior to the Annual Meeting, our Board should learn that a nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for such nominee will be voted for a substitute nominee as selected by our Board. Alternatively, the proxies, at our Board’s discretion, may be voted for no nominees as a result of the inability of a nominee to serve. Our Board has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees and Continuing Directors

The following pages contain certain biographical information for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

We believe that all of our directors and the nominees have or display: personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to our needs; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding the nominees and continuing directors also sets forth specific experience, qualifications, attributes and skills that led our Board to the conclusion that such individual should serve as a director in light of our business and structure.

Class II Directors Whose Terms Expire at the 2026 Annual Meeting of Stockholders

Class II Directors	Age	Current Position at Surrozen
Mace Rothenberg, M.D.	69	Director
David J. Woodhouse, Ph.D.	56	Chair of the Board

Mace Rothenberg, M.D. has served on our Board since April 2021. Dr. Rothenberg served as Chief Medical Officer of Pfizer Inc., a biopharmaceutical company from January 2019 to January 2021, where he led Pfizer’s Worldwide Medical & Safety organization that is responsible for ensuring that patients, physicians, and regulatory agencies are provided with information on the safe and appropriate use of Pfizer medications. From January 2019 to March 2021, Dr. Rothenberg also served as a member of Pfizer’s Portfolio Strategy and Investment Committee, Worldwide Research, Development, and Medical Leadership Team, and Blueprint Leaders Forum. Prior to becoming Pfizer’s Chief Medical Officer, Dr. Rothenberg led Pfizer’s oncology clinical drug development efforts. During his ten years in this role, Dr. Rothenberg’s organization obtained FDA approval for eleven cancer medicines. He received his B.A. from the University of Pennsylvania and his M.D. from the New York University School of Medicine. Dr. Rothenberg received his post-graduate training in Internal Medicine at Vanderbilt University and in Medical Oncology at the National Cancer Institute. In addition, Dr. Rothenberg currently serves as a member of the board of directors of Tango Therapeutics, a public Biopharmaceutical company and Aulos Bioscience, a private biopharmaceutical company, and serves as Chair of the board of directors of Chiara Biosciences, a private biopharmaceutical company. We believe that Dr. Rothenberg’s scientific training, work experience, and experience as a director of other biopharmaceutical companies provide him with the qualifications and skills to serve as a director of our company.

David J. Woodhouse, Ph.D. has served on our Board since September 2020 and has served as Chair of our Board since April 2023. Dr. Woodhouse has served as the Chief Executive Officer and director of Nuvig Therapeutics, Inc. since September 2025. He served as the Chief Executive Officer and director of NGM Biopharmaceuticals, Inc. (“NGM”) from September 2018 to May 2025. Dr. Woodhouse also served as Chief Financial Officer from March 2015 until September 2018 and acting Chief Financial Officer from September 2018 until June 2020 at NGM. From 2002 to 2015, he was an investment banker at Goldman Sachs & Co. LLC, most recently as a managing director in the healthcare investment banking group and co-head of biotechnology investment banking. Earlier in his career, Dr. Woodhouse worked at Dynavax Technologies Corporation and also as a research assistant at Amgen, Inc. Dr. Woodhouse received a B.A. in pharmacology from the University of California, Santa Barbara, an M.B.A. from the Tuck School of Business at Dartmouth and a Ph.D. in molecular pharmacology from Stanford University School of Medicine. We believe that Dr. Woodhouse’s extensive financial and executive experience provide him with the qualifications and skills to serve as a director of our company.

Class III Directors Whose Terms Expire at the 2027 Annual Meeting of Stockholders

Class III Directors	Age	Current Position at Surrozen
Christopher Y. Chai	59	Director
Mary Haak-Frendscho, Ph.D.	69	Director
Craig Parker	64	President, Chief Executive Officer and Director

Christopher Y. Chai has served on our Board since April 2021. Mr. Chai has served as a venture partner at SR One Capital Management, LP since January 2021, where he works with portfolio companies on their engagement with Wall Street and their overall financing strategy and execution. Prior to joining SR One, Mr. Chai served as Chief Financial Officer of Principia Biopharma Inc. from 2013 to 2020, where he led the company from an early-stage private venture-backed company to its acquisition by Sanofi S.A. Mr. Chai previously served as Chief Financial Officer at MAP Pharmaceuticals, Inc. (acquired by Allergan, Inc.) and Vice President, Treasury and Investor Relations at CV Therapeutics, Inc. (acquired by Gilead Sciences, Inc.). Mr. Chai received his B.S. in operations research and industrial engineering from Cornell University. We believe that Mr. Chai’s extensive financial and executive experience provide him with the qualifications and skills to serve as a director of our company.

Mary Haak-Frendscho, Ph.D. has served on our Board since March 2021. Dr. Haak-Frendscho has served as the President and Chief Executive Officer of Spotlight Therapeutics, Inc., a privately held biotechnology company, from January 2019 to January 2025. Prior to Spotlight, from January 2017 to January 2019, she was a venture partner with Versant Venture Management, LLC and, from January 2016 to January 2019, she served as the Chief Executive Officer of Blueline Bioscience, Versant’s vehicle for new company creation in Canada. Earlier, Dr. Haak-Frendscho established and served as the Chair of Compugen USA, Inc. from 2012 to 2016, was the Chief Executive Officer of Igenica Biotherapeutics, Inc. from 2012 to 2014, and was the Founding President and Chief Scientific Officer of Takeda San Francisco, Inc. from 2008 to 2012. She received her B.S. from the University of Michigan, M.L.A. from Washington University, M.S. from SUNY-Stony Brook, C.S.E.P. from Columbia University Graduate School of Business, and Ph.D. from the University of Wisconsin. Dr. Haak-Frendscho is currently a board trustee of Wisconsin Alumni Research Foundation. We believe that Dr. Haak-Frendscho’s scientific training, work experience, and experience as a director of other biopharmaceutical companies provide her with the qualifications and skills to serve as a director of our company.

Craig Parker has served as our President and Chief Executive Officer since March 2018 and as a member of our Board since April 2018. Mr. Parker has served as a venture partner at The Column Group since July 2024. From August 2014 to March 2018, Mr. Parker served as Senior Vice President of Corporate Development at Jazz Pharmaceuticals plc, a biopharmaceutical company. From 2012 to 2014, Mr. Parker served as Executive Vice President of Corporate Development and Scientific Affairs at Geron Corporation and from 2011 to 2012 as Senior Vice President of Strategy and Corporate Development at Human Genome Sciences Inc. (“HGS”) until its acquisition by GlaxoSmithKline plc. Prior to HGS, Mr. Parker worked in various positions at J.P. Morgan and other Wall Street financial institutions. Mr. Parker is currently a member of the board of directors of InduPro, Inc. and Synthekine Inc., both private biotechnology companies. He is also a member of the Scientific Advisory Board and chairs the Leadership Council of the Life Sciences Institute, University of Michigan and has been a member since 2005. Mr. Parker received a A.B. in biological sciences from the University of Chicago, an M.B.A. from the University of Michigan and attended the Georgetown University School of Medicine. We believe that Mr. Parker’s extensive scientific, business and leadership experience in both public and privately-held companies in the life sciences industry provide him with the qualifications and skills to serve on our Board and as our President and Chief Executive Officer.

Nominees for Election to Three-Year Terms Expiring at the 2028 Annual Meeting

Class I Director	Age	Current Position at Surrozen
Anna Berkenblit, M.D.	56	Director
Eric Bjerkholt	66	Director
Tim Kutzkey, Ph.D.	50	Director

Anna Berkenblit, M.D. has served on our Board since August 2018. Dr. Berkenblit is currently Chief Scientific and Medical Officer at the Pancreatic Cancer Action Network. She previously served as the Senior Vice President and Chief Medical Officer at ImunnoGen, Inc., a biotechnology company, from April 2015 to August 2023. Prior to ImmunoGen, Dr. Berkenblit served as Senior Vice President Head of Clinical Development at H3, Biomedicine Inc., a developer of targeted anti-cancer compounders, from 2013 to 2015. From 2011 to 2013, she served as Head of Clinical Research at AVEO Pharmaceuticals, Inc., a biopharmaceutical company, where she led the clinical development of oncology product candidates spanning early testing to registration trials. From January 2007 to September 2011, Dr. Berkenblit held various positions of increasing responsibility at Pfizer Inc., a biopharmaceutical company. Dr. Berkenblit currently serves as a member of the board of directors for Nested Therapeutics, Inc. and TORL BioTherapeutics LLC, both private biotechnology companies. Dr. Berkenblit received an M.D. from Harvard Medical School and an M.M.S. degree in the Clinical Investigator Training Program of Harvard/MIT Health Sciences and Technology. We believe that Dr. Berkenblit’s extensive leadership and scientific experience, especially in the clinical development of biopharmaceuticals, provide her with the qualifications and skills to serve as a director of our company.

Eric Bjerkholt has served on our Board since April 2023. Mr. Bjerkholt has served as the Chief Financial Officer of Mirum Pharmaceuticals, Inc., a publicly traded company, since September 2023. At Mirum, Mr. Bjerkholt oversees the legal, financial reporting, budgeting, internal controls, investor relations, facilities and information technology functions. He previously served as the Chief Financial Officer of Chinook Therapeutics, Inc. from November 2020 to September 2023. Prior to Chinook Therapeutics, Inc., he served as the Chief Financial Officer of Aimmune Therapeutics, Inc., from 2017 to 2020. Prior to Aimmune Therapeutics, he spent 13 years at Sunesis Pharmaceuticals, Inc. from 2004 until 2017, where in addition to his role as Chief Financial Officer, Mr. Bjerkholt served in various capacities, including Executive Vice President of Corporate Development and Finance, Corporate Secretary and Chief Compliance Officer. Previously, Mr. Bjerkholt held senior executive finance roles at IntraBiotics Pharmaceuticals, Inc., LifeSpring Nutrition, Inc. and Age Wave, LLC and spent seven years in healthcare investment banking at J.P. Morgan & Company, Inc. He served on the board of directors of Graybug Vision, Inc. (acquired by CalciMedica in 2023), a publicly traded biotechnology company, from 2020 to 2025. He is currently a member of the board of directors and Chair of the audit committee and a member of the compensation and nominating committees of Metagenomi, Inc., a publicly traded biotechnology company, and a member of the board of directors and Chair of the audit committee of Cerus Corporation, a publicly traded biotechnology company. Mr. Bjerkholt holds an M.B.A. from Harvard Business School and a Cand.Oecon from the University of Oslo in Norway. We believe that Mr.

Bjerkholt’s extensive business leadership experience across a broad range of roles provide him with the qualifications and skills to serve as a director of our company.

Tim Kutzkey, Ph.D. served on our Board from April 2016 to June 2024, and was reappointed to the Board in March 2025. Dr. Kutzkey served as our interim Chief Executive Officer from inception to April 2018. Dr. Kutzkey serves as Managing Partner of The Column Group, LLC, a venture capital partnership, where he has served in various roles since 2007. Prior to The Column Group, Dr. Kutzkey served as a scientist at Kai Pharmaceuticals, Inc. Dr. Kutzkey also serves on the board of directors of several privately held biotechnology companies. Dr. Kutzkey obtained a Ph.D. in molecular and cell biology from the University of California, Berkeley and completed his undergraduate degree in biological sciences from Stanford University. We believe that Dr. Kutzkey’s scientific training and experience as a director of other publicly-traded and privately-held biotechnology companies provide him with the qualifications and skills to serve as a director of our company.

Board Recommendation

The Board unanimously recommends a vote FOR the election of each of Drs. Rothenberg and Woodhouse as Class II directors to hold office until the 2029 Annual Meeting of Stockholders or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

Our audit committee appoints our independent registered public accounting firm. In this regard, our audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, our audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Ernst & Young LLP has served as our independent registered public accounting firm since 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, our audit committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2026. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement, if they so desire.

Although ratification is not required by our amended and restated bylaws or otherwise, our Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to our Board and audit committee to consider the selection of a different firm. Even if the selection is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Audit, Audit-Related, Tax and All Other Fees

The following table sets forth the aggregate fees billed by Ernst & Young LLP, our independent registered public accounting firm, for professional services rendered with respect to the years ended December 31, 2025 and 2024 (in thousands):

	Year Ended December 31,
	2025	2024
Audit Fees(1)	$1,226	$981
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,226	$981

___________________

(1)
“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our financial statements, reviews of our quarterly financial statements and related accounting consultations and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements. Additionally, the audit fees in 2025 and 2024 included $179,000 and $35,000, respectively, related to the review of registration statements filed with the SEC, issuance of comfort letters and issuance of consents.

All services performed and related fees billed by Ernst & Young LLP during 2025 and 2024 were pre-approved by our audit committee pursuant to the pre-approval policies and procedures discussed below.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee must review and pre-approve all audit and non-audit services provided by Ernst & Young LLP, our independent registered public accounting firm, and has adopted a Pre-Approval Policy. In conducting reviews of audit and non-audit services, our audit committee will determine whether the provision of such services would impair the auditor’s independence. The term of any pre-approval is 12 months from the date of pre-approval, unless our audit committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by our audit committee.

Requests or applications to provide services that require pre-approval by our audit committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the SEC’s and the Public

Company Accounting Oversight Board’s (“PCAOB”) rules on auditor independence. Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.

Board Recommendation

Our Board unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.

PROPOSAL NO. 3 ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed under the section titled “Executive Compensation,” including the compensation tables and the related narrative disclosure, in this Proxy Statement.

Accordingly, our Board is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the compensation tables and narrative discussion included in the “Executive Compensation” section of this Proxy Statement, is hereby APPROVED.”

Because the vote is advisory, it is not binding on our Board or us. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, our Board and our compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Board Recommendation

Our Board unanimously recommends a vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

PROPOSAL NO. 4 ADVISORY VOTE ON THE PREFERRED FREQUENCY

OF ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote to approve the compensation of our named executive officers as disclosed in our Proxy Statement. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote. For the reasons described below, our Board recommends that the stockholders select a frequency of every one year.

After considering the benefits and consequences of each alternative, our Board believes that an annual advisory vote to approve the compensation of our named executive officers is the most appropriate policy for us at this time. While our executive compensation programs are designed to promote the creation of stockholder value over the long term, our Board believes that an annual advisory vote to approve executive compensation provides us with more direct and immediate feedback on our compensation disclosures and investor views about our executive compensation philosophy, policies, and practices. We also believe that an annual advisory vote to approve executive compensation is consistent with our practice of seeking input and engaging with our stockholders to further understand their perspectives.

While our Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote to approve our named executive officers’ compensation practices should be held every year, every other year or every three years. The option among those choices that receives the votes of the holders of a majority of the voting power of the shares present in person, by remote communication or represented by proxy at the Annual Meeting (excluding abstentions and broker non-votes), will be deemed to be the frequency preferred by the stockholders. In the event that no option receives a majority of the votes, we will consider the option that receives the most votes cast to be the frequency preferred by our stockholders.

Our Board and our compensation committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on our Board or on us, our Board may decide that it is in the best interests of our stockholders that we hold an advisory vote to approve the compensation of our named executive officers more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to our fiduciary duties or those of our Board.

Board Recommendation

Our Board unanimously recommends a vote for ONE YEAR as the preferred frequency of stockholder advisory vote on the compensation of our named executive officers.

AUDIT COMMITTEE REPORT

The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the heading “Corporate Governance - Audit Committee”. Under the audit committee charter, management is responsible for the preparation, presentation and integrity of our financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the audit committee reviewed and discussed with management and Ernst & Young LLP, as our independent registered public accounting firm, our audited financial statements for 2025. The audit committee also discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letters from our independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with our independent registered public accounting firm their independence from us.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that our audited financial statements be included in its Annual Report filed with the SEC.

Submitted by the Audit Committee

Christopher Y. Chai (Chair)

David J. Woodhouse, Ph.D.

Eric Bjerkholt

This report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended (“Securities Act”), or the Securities Exchange Act of 1934, as amended (“Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent specifically incorporated by reference therein.

EXECUTIVE OFFICERS

The table below identifies and sets forth certain biographical and other information regarding our executive officers. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position
Craig Parker	64	President, Chief Executive Officer and Director
Charles Williams	47	Chief Operating Officer and Corporate Secretary
Yang Li, Ph.D.	57	Executive Vice President of Research
Andrew Maleki	36	Chief Financial Officer

Craig Parker. Biographical information for Mr. Parker is included above with the director biographies under the section titled “Proposal No. 1 Election of Directors”.

Charles Williams has served as our Chief Operating Officer since February 2024 and our Corporate Secretary since February 2023. He previously served as our Chief Financial Officer from November 2020 to November 2025. From 2013 to November 2020, Mr. Williams served as Head of Corporate Development at Jazz Pharmaceuticals plc. From 2008 to 2013, he served as Director of Corporate and Business Development at MAP Pharmaceuticals, Inc., which was acquired by Allergan, Inc. Prior to MAP, Mr. Williams held various roles related to business development, finance and strategic planning at CV Therapeutics, Inc., which was acquired by Gilead Sciences, Inc. Mr. Williams holds a B.A. in economics from Cornell University.

Yang Li, Ph.D. has served as our Executive Vice President of Research since July 2023. He served as our Senior Vice President, Biology from January 2021 to June 2023, and Vice President, Biology from October 2017 to December 2020. Dr. Li has over 25 years of experience in the biopharmaceutical industry with successes in advancing drug molecules from concept to clinic. Prior to Surrozen, Dr. Li was Scientific Director at Amgen Inc., where his teams helped advance multiple programs into the clinic in various disease indications. Dr. Li holds a Ph.D. degree in cell biology from Stanford University and dual B.S. degrees in chemistry and molecular and cell biology from Pennsylvania State University.

Andrew Maleki has served as our Chief Financial Officer since November 2025. From May 2021 to October 2025, Mr. Maleki led corporate development and program leadership at Lassen Therapeutics, Inc., a biotechnology company. From October 2018 to April 2021, Mr. Maleki held positions of increasing responsibility in corporate development at Jazz Pharmaceuticals plc, a biotechnology company. Mr. Maleki holds a B.A. in biology and economics with distinction from Yale University and an M.B.A. from Harvard Business School.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Governance” section of the “Investors & Media” page of our website located at www.surrozen.com.

Among the topics addressed in our Corporate Governance Guidelines are:

•	Board size, independence and qualifications	•	Stock ownership
•	Executive sessions of independent directors	•	Board access to senior management
•	Board leadership structure	•	Board access to independent advisors
•	Selection of new directors	•	Board self-evaluations
•	Director orientation and continuing education	•	Board meetings
•	Limits on board service	•	Meeting attendance by directors and non-directors
•	Change of principal occupation	•	Meeting materials
•	Term limits	•	Board committees, responsibilities and independence
•	Director responsibilities	•	Succession planning
•	Director compensation	•	Risk management

Board Leadership Structure

Our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer in accordance with its determination that having one or the other structure would be in our best interests and the best interests of our stockholders.

The positions of our Chair of the Board and our Chief Executive Officer are currently served by two separate persons. Dr. Woodhouse serves as Chair of the Board, and Mr. Parker serves as our Chief Executive Officer.

Our Board believes that our current leadership structure of Chief Executive Officer and Chair of the Board being held by two separate individuals is in our best interests and the best interests of our stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to-day leadership and performance of our company and the Chair of the Board’s responsibility to guide our overall strategic direction and provide oversight of our corporate governance and guidance to our Chief Executive Officer and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, our Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in our best interests and the best interests of our stockholders.

Director Independence

Under our Corporate Governance Guidelines and the applicable Nasdaq listing standards, a director is not independent unless our Board affirmatively determines that he or she does not have a relationship with us that could compromise his or her ability to exercise independent judgement in carrying out his or her responsibilities as a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth in the applicable Nasdaq listing standards.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that no director, except for Craig Parker, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of our directors, except for Mr. Parker, has qualified as “independent” as that term is defined under the applicable Nasdaq listing standards.

In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock and the relationships of our non-employee directors with certain of our significant stockholders.

Board Committees

Our Board has three standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of our audit committee, compensation committee, and nominating and corporate governance committee operates under a written charter.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Anna Berkenblit, M.D.	—	X	X
Eric Bjerkholt	X	X	—
Christopher Y. Chai	Chair	—	X
Mary Haak-Frendscho, Ph.D.	—	Chair	—
Tim Kutzkey, Ph.D. (1)	—	—	—
Craig Parker	—	—	—
Mace Rothenberg, M.D.	—	—	Chair
David J. Woodhouse, Ph.D.	X	—	—

(1) Dr. Kutzkey resigned as a member of the Board and as chair of the nominating and corporate governance committee in June 2024 and was reappointed to the Board in March 2025.

Audit Committee

Our audit committee consists of the following members: Christopher Y. Chai, David J. Woodhouse, Ph.D. and Eric Bjerkholt. The Chair of our audit committee is Christopher Y. Chai. Our Board has determined that each member of our audit committee satisfies the independence requirements under the applicable Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. Our Board has determined that each of Christopher Y. Chai, Eric Bjerkholt and David J. Woodhouse is an “audit committee financial expert” within the meaning of SEC regulations. All members of our audit committee meet the requirements for financial literacy under the applicable Nasdaq listing standards. In arriving at these determinations, our Board has examined each audit committee member’s scope of experience and the nature of their employment.

Our audit committee is responsible for, among other things:

•
helping our Board oversee our corporate accounting and financial reporting processes, systems of internal control over financial reporting and audits of financial statements, systems of disclosure controls and procedures, as well as the quality and integrity of our financial statements and reports;
•
overseeing the performance of our internal audit function;
•
managing and/or assessing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•
reviewing reports or other disclosure required by the applicable rules and regulations of the SEC to be included in our annual proxy statement and periodic reports;
•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•
reviewing, approving and disapproving related party transactions;
•
reviewing our policies on risk assessment and risk management, including with respect to data privacy, technology, and cybersecurity;
•
reviewing, with our independent registered public accounting firm, our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues; and
•
pre-approving audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

Our compensation committee consists of the following members: Mary Haak-Frendscho, Ph.D., Anna Berkenblit, M.D. and Eric Bjerkholt. The Chair of our compensation committee is Mary Haak-Frendscho, Ph.D. Our Board has determined that each member of our compensation committee satisfies the independence requirements under the applicable Nasdaq listing standards and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of our compensation committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate.

Specific responsibilities of our compensation committee include:

•
reviewing and recommending to our Board the compensation of our Chief Executive Officer and other executive officers;
•
reviewing and recommending to our Board the compensation of our directors;
•
administering our equity incentive plans and other benefit programs;
•
reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management; and
•
reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

Our compensation committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). In addition, our compensation committee has created a subcommittee, the Equity Award Committee, and has appointed Craig Parker as the sole member of the subcommittee. The Equity Award Committee is responsible for reviewing and approving equity awards, subject to certain grant size and position level limitations. The Equity Award Committee may only grant awards to new hires and those who hold a position below the level of vice president. No individual grantee may receive awards from the Equity Award Committee covering more than 1,666 shares of our common stock per calendar year.

Pursuant to our compensation committee’s charter, our compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, our compensation committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq listing standards. We must provide appropriate funding for the payment of reasonable compensation to any consultant, counsel or advisor retained by our compensation committee.

Compensation Consultants

Our compensation committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, our compensation committee has engaged the services of AON plc (“AON”) as an outside compensation consultant.

As requested by our compensation committee, in 2025, AON’s services to our compensation committee included assisting us in developing our peer group composition, analyzing benchmarking data with respect to our executives’ overall individual compensation and providing information regarding current trends and developments in executive and director compensation, equity-based awards, severance agreements and employee stock purchase programs based on our peer group.

All executive compensation services provided by AON during 2025 were conducted under the direction or authority of our compensation committee, and all work performed by AON was pre-approved by our compensation committee. Neither AON nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. Our compensation committee evaluated whether any work provided by AON raised any conflict of interest for services performed during 2025 and determined that it did not.

Additionally, during 2025, AON did not provide any services to us other than services related to (i) executive and director compensation and (ii) broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of the following members: Mace Rothenberg, M.D., Christopher Y. Chai and Anna Berkenblit, M.D. The Chair of our nominating and corporate governance committee is Mace Rothenberg, M.D. Our Board has determined that each member of our nominating and corporate governance committee satisfies the independence requirements under the applicable Nasdaq listing standards.

Specific responsibilities of our nominating and corporate governance committee include:

•
identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our Board ;
•
considering and making recommendations to our Board regarding the composition and chairpersonship of our Board and committees of our Board;
•
reviewing developments in corporate governance practices;
•
developing and making recommendations to our Board regarding corporate governance guidelines and matters; and
•
overseeing periodic evaluations of our Board’s performance, including committees of our Board.

Board and Board Committee Meetings and Attendance

In 2025, our Board met nine times, our audit committee met five times, our compensation committee met five times, and our nominating and corporate governance committee met once. In 2025, each director attended at least 75% of the aggregate of (i) all meetings of our Board and (ii) all meetings of the committees on which the director served, during the period in which he or she served as a director or committee member; except for Dr. Kutzkey who attended three of five (60%) Board meetings during his tenure during 2025.

Executive Sessions

Executive sessions, which are meetings of the non-management members of our Board, are regularly scheduled throughout the year. In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. At each of these meetings, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. None of our directors attended our 2025 annual meeting of stockholders.

Director Nominations Process

Our nominating and corporate governance committee is responsible for recommending candidates to serve on our Board and its committees. In considering whether to recommend any particular candidate to serve on our Board or its committees or for inclusion in our Board’s slate of recommended director nominees for election at the annual meeting of stockholders, our nominating and corporate governance committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, our nominating and corporate governance committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to our industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for re-election, our nominating and corporate governance committee may also consider potential conflicts of interest with the candidates, other personal and professional pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of our Board.

We consider diversity, such as gender, race, ethnicity and membership of underrepresented communities, among those meaningful factors in identifying and considering director nominees, but do not have a formal diversity policy. Our Board evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of our business and structure.

In identifying prospective director candidates, our nominating and corporate governance committee may seek referrals from other members of our Board, management, stockholders and other sources, including third party recommendations. Our nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, our nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance our Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, our nominating and corporate governance committee also may assess the contributions of those directors recommended for re-election in the context of our Board evaluation process and other perceived needs of our Board.

In determining to nominate each director nominee at this Annual Meeting, our nominating and corporate governance committee and Board evaluated each nominee in accordance with our standard review process for director candidates in connection with a director’s initial appointment and his or her nomination for election or re-election, as applicable, at the Annual Meeting.

When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, our Board focused primarily on the information discussed in each of our Board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in our Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

Our nominating and corporate governance committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to us should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our Bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of our Corporate Secretary, Surrozen, Inc., 171 Oyster Point Blvd., Suite 400, South San Francisco, California 94080. All recommendations for director nominations received by our Corporate Secretary that satisfy our bylaw requirements relating to such director nominations will be presented to our nominating and corporate governance committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our Bylaws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations”.

Board Role in Risk Oversight

Our Board has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to us. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our Board in reviewing our business strategy is an integral aspect of our Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for us. While our full Board has overall responsibility for risk oversight, it is supported in this function by our audit committee, compensation committee and nominating and corporate governance committee. Each of the committees regularly reports to our Board.

Our audit committee assists our Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements and our enterprise risk management program (including, without limitation, cybersecurity and data protection). Through its regular meetings with management, including the finance, legal, internal audit, tax, compliance, and information technology functions, our audit committee reviews and discusses significant areas of our business and summarizes for our Board areas of risk and the appropriate mitigating factors. Our compensation committee assists our Board by overseeing and evaluating risks related to our compensation structure and compensation programs, including the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with our Board’s Chair, succession planning discussions. Our nominating and corporate governance committee assists our Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. In addition, our Board receives periodic detailed operating performance reviews from management.

Committee Charters and Corporate Governance Guidelines

Our Corporate Governance Guidelines, charters of our audit committee, compensation committee and nominating and corporate governance committee and other corporate governance information are available under the Corporate Governance section of the Investors page of our website located at www.surrozen.com.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee. Additionally, none of the members who serves or served on the compensation committee of our board of directors had any relationship as set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. Our Code of Conduct is available under the Corporate Governance section of the Investors page of our website at www.surrozen.com. In addition, we intend to post on our website all disclosures that are required by law or the applicable Nasdaq listing standards concerning any amendments to, or waivers of, any provisions of our Code of Conduct.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common shares, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings.

We have reviewed all forms provided to us or filed with the SEC. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filings during 2025 were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past year, other than the report on Form 4 filed by Dr. Kutzkey on December 2, 2025, which was filed late.

Insider Trading Policy

Our insider trading policy governs transactions in our securities and applies to the Board and our employees, contractors, and consultants. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations applicable to Surrozen. Our directors and officers must obtain pre-clearance of transactions in our stock. In addition, we comply with applicable laws and regulations relating to insider trading with respect to transactions in our securities.

Anti-Hedging Policy

Our insider trading policy prohibits our directors, officers and employees from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our stock at any time. All such transactions involving our equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly, are prohibited.

Communications with our Board

Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of our Corporate Secretary, Surrozen, Inc., 171 Oyster Point Blvd., Suite 400, South San Francisco, California 94080. Our Corporate Secretary will forward the communication to the appropriate director or directors as appropriate.

Limitations of Liability and Indemnification Matters

Our Certificate of Incorporation limits the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:

•
any breach of the director’s duty of loyalty to the corporation or its stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
unlawful payments of dividends or unlawful stock repurchases or redemptions; or
•
any transaction from which the director derived an improper personal benefit.

Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our Certificate of Incorporation authorizes us to indemnify our directors, officers, employees and other agents to the fullest extent permitted by Delaware law. Our Bylaws provide that we are required to indemnify our directors and officers to the fullest extent permitted by Delaware law and may indemnify our other employees and agents. Our Bylaws also provide that, on satisfaction of certain conditions, we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors and executive officers. With certain exceptions, these agreements provide for indemnification for related expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in connection with any action, proceeding or investigation. We believe that our Certificate of Incorporation and Bylaws provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, executive officers or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” as defined under Rule 405 of the Securities Act and, as such, have elected to comply with certain reduced public company reporting requirements available for smaller reporting companies. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements.

Summary Compensation Table

The following table shows for 2025 and 2024, compensation awarded to, earned by, or paid to our principal executive officer and two other most highly compensated executive officers serving as such at December 31, 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Craig Parker	2025	630,000	—	262,000	1,580,517	346,500	—	2,819,017
President and Chief Executive Officer	2024	605,000	—	—	627,710	287,375	—	1,520,085

Charles Williams	2025	485,000	7,786(5)	117,900	711,233	194,000	3,000	1,518,919
Chief Operating Officer and Corporate Secretary	2024	463,289	—	62,790	296,897	181,350	3,000	1,007,326

Yang Li, Ph.D.	2025	456,500		91,700	553,181	182,600	3,000	1,286,981
Executive Vice President, Research	2024	415,000		44,850	222,493	161,850	3,000	847,193

___________

(1)
The amounts disclosed represent the aggregate grant date fair value of the restricted stock units (the “RSUs”) granted to our named executive officers during 2025 and 2024 under our 2021 Equity Incentive Plan (the “2021 Plan”) computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the RSUs are set forth in the notes to our audited financial statements included in our Annual Report. This amount does not reflect the actual economic value that may be realized by the named executive officer.
(2)
The amounts disclosed represent the aggregate grant date fair value of the stock options granted to our named executive officers during 2025 and 2024 under our 2021 Plan computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the stock options are set forth in the notes to our audited financial statements included in our Annual Report. This amount does not reflect the actual economic value that may be realized by the named executive officer.
(3)
The amounts disclosed represent the applicable named executive officer’s total performance-based bonus earned for the years indicated, as described in this section below titled “Non-Equity Incentive Plan Compensation”.
(4)
The amounts disclosed represent 401(k) plan matching contributions.
(5)
The amount comprised of an anniversary bonus of $7,786 generally paid to eligible employees upon their 5-year anniversary with Surrozen.

Narrative Disclosure to Summary Compensation Table

Employment Arrangements

We have entered into employment agreements or offer letters with each of our named executive officers setting forth the terms and conditions of such executive’s employment with us. The employment agreements or offer letters generally will provide for at-will employment and set forth the executive officer’s initial base salary and option awards. Initial base salary and option awards are primarily determined based on the negotiations of the parties, taking into account such executive officer’s qualifications, experience, and scope of responsibilities, as well as competitive market compensation paid by other companies for similar positions within the industry and geography. Each of our named executive officers has executed our standard confidential information and invention assignment agreement.

Our compensation committee has also adopted severance terms whereby executive officers shall receive certain benefits if their employment is terminated without cause or in connection with a change-in-control of the company. If terminated not-for-cause, the severance will be paid in an amount equal to 12 months base salary and continued benefits for Mr. Parker, 9 months base salary and continued benefits for Mr. Williams, and 6 months base salary and continued benefits for Dr. Li, but no acceleration of equity vesting requirements. If terminated in connection with a change-in-control of the company, i.e., at any time within the 12-month period beginning three months prior to the change-in-control, the severance will be paid in an amount equal to 18 months base salary and continued benefits plus 1.5 times the target bonus for Mr. Parker, 12 months base salary and continued benefits plus 100% of the target bonus for Mr. Williams, and 9 months base salary and continued benefits plus 75% of the target bonus for Dr. Li, and acceleration of all existing equity vesting requirements.

Annual Base Salary and Stock Awards

Our compensation committee reviews and adjusts our executive officers’ base salaries and stock awards annually to provide a level of compensation sufficient to attract and retain an effective management team. Annual base salary and stock awards are determined based on competitive market levels and after taking into account individual responsibilities, performance and experience.

Non-Equity Incentive Plan Compensation

In addition to base salaries and stock awards, our named executive officers are eligible to receive annual performance-based cash bonuses under our Annual Cash Bonus Plan (the “Bonus Plan”). Our compensation committee established the Bonus Plan to incentivize our employees and reward them upon the achievement of corporate performance goals. With respect to the performance-based cash bonuses of the named executive officers for 2025, the Bonus Plan targets the amount of the bonus at 55% of base salary for our Chief Executive Officer and 40% for our other executive officers. For 2024, the Bonus Plan targets the amount of the bonus at 50% of base salary for our Chief Executive Officer and 40% for our other executive officers.

Actual amounts paid under the Annual Cash Bonus Plan generally depend on the extent to which (i) we achieve our corporate performance goals, and (ii) the employee achieves his or her individual goals that were established at the beginning of the year. After the end of each year, our Board determines the level or percentage at which we have achieved our corporate goals for the past year and sets the corporate performance goals for the next year. Corporate performance goals that reflect our desired progress and outcomes relating to the development of our product candidates and adherence to established budgets.

When determining the actual payout amount of our Chief Executive Officer’s performance-based cash bonus for 2025 and 2024, our compensation committee weighted 100% of its decision on the extent to which we achieved our corporate performance goals. When determining the actual payout amount of the performance-based cash bonus for our other executives, our compensation committee weighted 50% of its decision on our attainment of corporate performance goals and 50% on the attainment of individual performance goals.

For 2025, our Board determined that we had achieved 100% of our corporate performance goals, so Mr. Parker received 100% of his targeted bonus. Mr. Williams received 100% of his targeted bonus amount, based on the 100% achievement of our 2025 corporate performance goals and 100% achievement of his personal goals. Dr. Li received 100% of his targeted bonus amount, based on the 100% achievement of our 2025 corporate performance goals and 100% achievement of his personal goals.

For 2024, our Board determined that we had achieved 95% of our corporate performance goals, so Mr. Parker received 95% of his targeted bonus. Mr. Williams received 97.5% of his targeted bonus amount, based on the 95% achievement of our 2024 corporate performance goals and 100% achievement of his personal goals. Dr. Li received 97.5% of his targeted bonus amount, based on the 95% achievement of our 2024 corporate performance goals and 100% achievement of his personal goals.

All performance-based cash bonuses are generally paid within a few months after the year to which they relate, upon final determination by our compensation committee. The performance-based cash bonuses paid to our named executive officers for 2025 and 2024, as determined by our compensation committee based on the guidelines above, are set forth above in the “Summary Compensation Table” in the column titled “Non-Equity Incentive Plan Compensation”.

Outstanding Equity Awards as of December 31, 2025

The following table presents the outstanding equity incentive plan awards held by each named executive officer as of December 31, 2025.

			Option Awards(1)					Stock Awards(1)
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock that Have Not Vested (#)		Market Value of Units of Stock that Have Not Vested ($)
Craig Parker	04/11/2018	03/19/2018	21,077	(2)	—	10.35	04/10/2028	—		—
	02/07/2019	01/01/2019	2,341	(3)	—	18.90	02/06/2029	—		—
	03/01/2022	01/01/2022	24,152	(3)	514	46.65	03/01/2032	—		—
	10/10/2022	01/01/2021	23,418	(3)	—	32.40	02/22/2031	—		—
	10/10/2022	08/12/2021	12,221	(2)	—	32.40	08/12/2031	—		—
	03/01/2023	01/01/2023	19,687	(3)	7,313	16.95	03/01/2033	—		—
	01/29/2024	01/01/2024	15	(3)	18	7.89	01/29/2034	—		—
	04/24/2024	01/01/2024	20,604	(3)	22,396	8.97	04/24/2034	—		—
	05/01/2024	05/01/2024	17,020	(3)	25,980	9.89	05/01/2034	—		—
	01/17/2025	01/01/2025	22,916	(3)	77,084	12.08	01/17/2035	—		—
	05/01/2025	05/01/2025	10,937	(3)	64,063	10.48	05/01/2035	—		—
	05/01/2025	05/01/2025	—		—	—	—	25,000	(4)	565,000
Charles Williams	03/01/2022	01/01/2022	8,159	(3)	174	46.65	03/01/2032	—		—
	10/10/2022	11/30/2020	11,709	(2)	—	32.40	12/13/2030	—		—
	10/10/2022	08/12/2021	971	(2)	—	32.40	08/12/2031	—		—
	02/01/2023	01/01/2023	6,076	(3)	2,257	10.51	02/01/2033	—		—
	04/24/2024	01/01/2024	6,229	(3)	6,771	8.97	04/24/2034	—		—
	04/24/2024	01/01/2024	—		—	—	—	3,500	(4)	79,100
	05/01/2024	05/01/2024	10,687	(3)	16,313	9.89	05/01/2034	—		—
	01/17/2025	01/01/2025	10,312	(3)	34,688	12.08	01/17/2035	—		—
	05/01/2025	05/01/2025	4,921	(3)	28,829	10.48	05/01/2035	—		—
	05/01/2025	05/01/2025	—		—	—	—	11,250	(4)	254,250
Yang Li, Ph.D.	03/01/2022	01/01/2022	6,527	(3)	139	46.65	03/01/2032	—		—
	10/03/2022	09/12/2022	27	(3)	6	30.45	10/03/2032	—		—
	10/10/2022	01/01/2021	1,521	(3)	—	32.40	02/22/2031	—		—
	02/01/2023	01/01/2023	3,888	(3)	1,444	10.51	02/01/2033	—		—
	04/24/2024	01/01/2024	4,791	(3)	5,209	8.97	04/24/2034	—		—
	04/24/2024	01/01/2024	—		—	—	—	2,500	(4)	56,500
	05/01/2024	05/01/2024	7,916	(3)	12,084	9.89	05/01/2034	—		—
	01/17/2025	01/01/2025	8,020	(3)	26,980	12.08	01/17/2035	—		—
	05/01/2025	05/01/2025	3,828	(3)	22,422	10.48	05/01/2035	—		—
	05/01/2025	05/01/2025	—		—	—	—	8,750	(4)	197,750

___________

(1)
Each of the equity awards granted prior to August 12, 2021 was granted under our 2015 Equity Incentive Plan (the “2015 Plan”). Each of the equity awards granted on August 12, 2021 or later were granted under the 2021 Plan. The 2015 Plan and 2021 Plan are described below under the heading titled “Stock Plans”.
(2)
The shares subject to the option award vest over a four-year period, with 25% of the total number of shares subject to the option vesting on the one-year anniversary of the vesting commencement date, and the balance of the shares vesting in 36 equal monthly installments thereafter, subject to continued service through each such vesting date.
(3)
The shares subject to the option award vest over a four-year period in 48 equal monthly installments measured from the vesting commencement date, subject to continued service through each such vesting date.
(4)
The shares subject to the RSUs vest in two equal annual installments measured from the vesting commencement date.

Other Compensation and Benefits

Our named executive officers are eligible to participate in our employee benefit plans, including our 401(k) plan, medical, dental, vision, life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as generally all of our other full-time exempt employees.

Our named executive officers did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by us during 2025 and 2024. Our Board may elect to provide our officers and other employees with nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Stock Plans

Prior to August 2021, grants of equity awards were provided to our named executive officers under our 2015 Plan. In August 2021, we adopted our 2021 Plan, which replaced and superseded the 2015 Plan, except with respect to awards previously granted. The 2021 Plan authorizes us to grant equity and cash incentive awards to officers, directors, employees, and other eligible service providers. In August 2025, we adopted our 2025 Equity Inducement Plan to grant equity awards to newly hired employees as an inducement to such individual’s entry into employment with us in accordance with Nasdaq Listing Rule 5635(c)(4). A description of our stock plans can be found in Note 11 “Stock-Based Compensation Plans”of the financial statements in our Annual Report.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our Insider Trading Policy.

Incentive Compensation Recoupment Policy

We have adopted a Dodd-Frank Wall Street Reform and Consumer Protection Act-compliant compensation recoupment policy in accordance with SEC and Nasdaq requirements. Pursuant to this policy, in the event we are required to prepare an accounting restatement, we will recover any compensation received after the effective date by any current or former executive officer that is based wholly or in part upon the attainment of a financial reporting measure.

Policies and Practices Related to the Grant of Certain Equity Awards

Our equity awards, including stock options, are granted in connection with our yearly compensation cycle and regularly scheduled meetings of our compensation committee. Our compensation committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material non-public information based on equity award grant dates. In 2025, (i) none of our named executive officers were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes certain information, as of December 31, 2025, relating to our equity compensation plans, which were approved by our stockholders. See Note 11 “Stock-Based Compensation Plans” of the financial statements in our Annual Report for a summary of our equity compensation plans.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,287,922	(1)	$19.72	187,144	(2)
Equity compensation plans not approved by security holders (3)	95,710		12.64	154,290
Total	1,383,632		$19.19	341,434

___________

(1)
Consists of (i) 26,297 shares issuable upon exercise of outstanding options issued under the 2015 Plan, (ii) 1,146,657 shares issuable upon exercise of outstanding options issued under the 2021 Plan, and (iii) 114,968 shares issuable upon vesting and settlement of restricted stock units.
(2)
Consists of (i) 128,594 shares reserved and remaining available for future awards under the 2021 Plan, and (ii) 58,550 shares reserved and remaining available for issuance under our 2021 Employee Stock Purchase Plan (“ESPP”). The reserve for the 2021 Plan will automatically increase each year on January 1st by an amount equal to the lesser of (i) 5% of the Fully-Diluted Common Stock (as defined in the 2021 Plan) on December 31st of the preceding year, and (ii) a number of shares of common stock determined by our Board. The reserve for the ESPP will automatically increase each year on January 1st by an amount equal to the lesser of (i) 1% of the Fully-Diluted Common Stock (as defined in the ESPP) on December 31st of the preceding year, (ii) 63,288 shares of common stock and (iii) a number of shares of common stock determined by our Board.
(3)
Consists of our 2025 Equity Inducement Plan for newly hired employees in accordance with Nasdaq Listing Rule 5635(c)(4).

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. Our compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for our principal executive officer (“PEO”) or our non-PEO named executive officers (“Non-PEO NEOs”). For information on our executive compensation and how the Compensation Committee aligns executive compensation with our performance, refer to the above section titled “Narrative Disclosure to Summary Compensation Table”.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment based on: TSR ($)(3)	Net Loss (Millions) ($)
2025	2,819,017	4,807,299	1,402,950	2,228,461	240.43	(242)
2024	1,520,085	1,929,657	927,260	1,112,643	152.66	(64)

___________

(1)
Craig Parker was our PEO for each year presented. The individuals comprising our Non-PEO NEOs for each year are listed below.

2025	2024
Charles Williams	Charles Williams
Yang Li, Ph.D.	Yang Li, Ph.D.

(2)
Compensation Actually Paid is calculated in accordance with Item 402(v) of Regulation S-K and reflects the exclusions and inclusions of certain amounts for our PEO and Non-PEO NEOs as set forth below. The Compensation Actually Paid amounts do not represent compensation actually earned, realized, or received by the Company’s named executive officers. Equity values are calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table above.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2025	2,819,017	(1,842,517)	3,830,799	4,807,299
2024	1,520,085	(627,710)	1,037,282	1,929,657

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	1,402,950	(737,007)	1,562,518	2,228,461
2024	927,260	(313,515)	498,898	1,112,643

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During the Year for Unvested Equity Awards as of the End of the Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year for Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During the Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During the Year for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2025	3,224,881	396,623	301,993	(92,698)	3,830,799
2024	819,712	72,376	134,363	10,831	1,037,282

Year	Average Year-End Fair Value of Equity Awards Granted During the Year for Unvested Equity Awards as of the End of the Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year for Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During the Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During the Year for Non-PEO NEOs ($)	Total - Inclusion of Average Equity Values for Non-PEO NEOs ($)
2025	1,289,966	183,945	120,791	(32,184)	1,562,518
2024	424,951	19,949	50,526	3,472	498,898

(3)
The total stockholder return (“TSR”) assumes $100 was invested in the Company for the period starting December 31, 2023 through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and Non-PEO NEOs Compensation Actually Paid and Company TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our cumulative TSR over the two most recently completed years.

Relationship Between PEO and Non-PEO NEOs Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our non-PEO NEOs, and our net loss during the two most recently completed years.

DIRECTOR COMPENSATION

We previously provided cash and equity-based compensation to certain of our non-employee directors. In addition, all non-employee directors are entitled to reimbursement of direct expenses incurred in connection with attending meetings of our Board or committees thereof. Our Board has approved a policy providing for annual non-employee director compensation.

The following table sets forth information regarding the compensation earned by or paid to our non-employee directors during 2025. Craig Parker, our President and Chief Executive Officer, is also a member of our Board, but did not receive any additional compensation for service as a director. The compensation earned by or paid to Mr. Parker as a named executive officer for 2025 is set forth above under the heading titled “Executive Compensation—Summary Compensation Table”.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)(5)	Total ($)
Anna Berkenblit, M.D.	46,582	6,665	53,247
Christopher Y. Chai	54,000	6,665	60,665
David J. Woodhouse, Ph.D.	72,500	6,665	79,165
Eric Bjerkholt	42,500	6,665	49,165
Mace Rothenberg, M.D.	45,582	6,665	52,247
Mary Haak-Frendscho, Ph.D.	45,000	6,665	51,665
Shao-Lee Lin, M.D., Ph.D. (3)	40,000	6,665	46,665
Tim Kutzkey, Ph.D.(4)	27,944	22,188	50,132

___________

(1)
The amounts reported represent the aggregate grant date fair value of the option awards granted during 2025 under our 2021 Plan, computed in accordance with ASC 718. The assumptions used in calculating the grant-date fair value of the stock options reported in this column are set forth in the notes to our financial statements included in our Annual Report. This amount does not reflect the actual economic value that may be realized by the non-employee director.
(2)
In May 2025, each director, except for Dr. Kutzkey, was granted a nonstatutory stock option to purchase 1,333 shares of our common stock with an exercise price of $6.50 per share which will fully vest on the one-year anniversary of the grant date.
(3)
Dr. Lin resigned as a member of the Board and from all committees of the Board on which she served, effective January 30, 2026.
(4)
Dr. Kutzkey resigned as a member of the Board and from all committees of the Board on which he served, effective June 30, 2024. He was re-appointed to the Board effective March 26, 2025 and received an initial equity award of nonstatutory stock options to purchase 2,666 shares of our common stock with an exercise price of $10.66 per share which will vest on a monthly basis over 36 months.
(5)
As of December 31, 2025, our non-employee directors held the following option awards:

Name	No. of Awards
Anna Berkenblit, M.D.	5,332
Christopher Y. Chai	5,332
David J. Woodhouse, Ph.D.	5,332
Eric Bjerkholt	6,665
Mace Rothenberg, M.D.	5,332
Mary Haak-Frendscho, Ph.D.	5,332
Shao-Lee Lin, M.D., Ph.D.	5,332
Tim Kutzkey, Ph.D.	2,666

Non-Employee Director Compensation Policy

Our Board has adopted a policy for non-employee director compensation under which each non-employee director is eligible to receive the following amounts for their service on our Board:

•
Upon the director’s initial election or appointment to our Board, an initial grant of stock options to purchase 11,100 shares of our common stock;

•
At the close of business on the date of each annual meeting of our stockholders, each director who will continue to serve as a director will receive a grant of stock options to purchase 5,550 shares of our common stock, vesting upon the one-year anniversary of the grant date;
•
An annual director board service retainer of $40,000;
•
If the director is also the Chair of our Board, an additional, annual service retainer of $30,000.
•
If the director serves on a committee of our Board, an additional annual fee as follows:
o
Chair of our audit committee, $15,000;
o
Audit committee member other than the Chair, $7,500;
o
Chair of our compensation committee, $10,000;
o
Compensation committee member other than the Chair, $5,000;
o
Chair of our nominating and corporate governance committee, $8,000; and
o
Nominating and corporate governance committee member other than the Chair, $4,000.

Director fees under the program are payable in arrears in four equal quarterly installments following the end of each calendar quarter in which the service was performed. The amount of each payment will be prorated for any portion of a quarter that a director is not serving on our Board.

Stock options granted to our non-employee directors under the program are granted under the 2021 Plan, have an exercise price equal to the fair market value of our common stock on the date of grant, and expire not later than ten years after the date of grant.

The stock options granted upon a director’s initial election or appointment vest in 36 substantially equal monthly installments following the date of grant. The stock options granted annually to directors vest in a single installment on the first anniversary of the date of grant. All vesting is subject to the director’s Continuous Service (as defined in the 2021 Plan) on each applicable vesting date. In addition, all unvested stock options vest in full for each director who remains in continuous service with us until immediately prior to the closing of a Change of Control (as defined in the 2021 Plan).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock by:

•
each beneficial owner of more than 5% of our common stock;
•
each of our named executive officers and directors;
•
all of our executive officers and directors as a group.

Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The beneficial ownership percentages set forth in the table below are based on 11,486,707 shares of common stock outstanding as of March 18, 2026.

	Beneficial Ownership
Name of Beneficial Owner(1)	Shares(2)	Percentage
Directors and Named Executive Officers:
Craig Parker(3)	231,699	1.98%
Charles Williams (4)	94,998	*
Yang Li, Ph.D.(5)	69,823	*
Anna Berkenblit, M.D. (6)	7,673	*
Christopher Y. Chai (6)	7,673	*
David Woodhouse, Ph.D. (6)	7,673	*
Eric Bjerkholt(7)	6,665	*
Mary Haak-Frendscho, Ph.D. (6)	7,673	*
Mace Rothenberg, M.D. (6)	7,673	*
Tim Kutzkey, Ph.D.(8)	3,825,574	29.31
All directors and current executive officers as a group (10 persons)(9)	4,267,124	31.74
Five Percent Holders:
Entities affiliated with The Column Group (10)	3,824,612	29.31
Entities affiliated with TCG Crossover Management, LLC (11)	1,351,223	11.76
RA Capital Healthcare Fund, L.P.(12)	1,274,883	9.99
AI Biotechnology LLC (13)	1,240,921	9.99
5AM Ventures VII, L.P (14)	1,231,875	9.99
Entities associated with Venrock Healthcare Capital Partners (15)	1,204,635	9.99
Entities Affiliated with Spruce Street (16)	1,078,600	8.89
Entities affiliated with Vivo Opportunity (17)	975,000	8.09
Entities affiliated with Millennium Management LLC (18)	726,193	6.32
Entities affiliated with Braidwell LP (19)	680,000	5.81
Samsara BioCapital, LP (20)	655,509	5.40
Entities affiliated with Acuta Capital Partners (21)	645,915	5.40
StemPoint Capital Master Fund LP (22)	619,766	5.24

_______________________
*	less than 1% beneficial ownership

(1)
Unless otherwise noted, the business address of each of the directors and officers is 171 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080.
(2)
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the second tranche of our private placement pursuant to the securities purchase agreement that we entered into in 2025 (“2025 PIPE”), the exercise of warrants or stock options or the vesting of restricted stock awards, within 60 days. Shares subject to the second tranche of 2025 PIPE issuable within 60 days, warrants or options that are currently exercisable or exercisable within 60 days or subject to restricted stock awards that vest within 60 days are considered outstanding and beneficially owned by the person holding such second tranche shares, warrants, options or restricted stock awards for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Consists of: (i) 8,577 shares of common stock; (ii) 1,474 shares of common stock issuable upon the exercise of Series A common stock warrants; (iii) 1,603 shares of common stock issuable upon the exercise of Series B common stock warrants; and (iv) 220,045 shares of common stock issuable pursuant to stock options that are exercisable within 60 days of March 18, 2026.
(4)
Consists of: (i) 12,982 shares of common stock; (ii) 1,474 shares of common stock issuable upon the exercise of Series A common stock warrants; (iii) 1,603 shares of common stock issuable upon the exercise of Series B common stock warrants; and (iv) 78,939 shares of common stock issuable pursuant to stock options that are exercisable within 60 days of March 18, 2026.
(5)
Consists of: (i) 16,793 shares of common stock; and (ii) 53,030 shares of common stock issuable pursuant to stock options that are exercisable within 60 days of March 18, 2026.
(6)
Consists of: (i) 2,341 shares of common stock subject to restricted stock awards; and (ii) 5,332 shares of common stock issuable pursuant to stock options that are exercisable within 60 days of March 18, 2026.
(7)
Consists of 6,665 shares of common stock issuable pursuant to stock options that have vested or will vest and become exercisable within 60 days of March 18, 2026.
(8)
Consists of: (i) 962 shares of common stock issuable pursuant to stock options that are exercisable within 60 days of March 18, 2026; and (ii) securities held by (a) The Column Group III, LP; (b) The Column Group III-A, LP; and (c) The Column Group Opportunity III, LP. Please see footnote 10 for information regarding the securities held by The Column Group III, LP, The Column Group III-A, LP and The Column Group Opportunity III, LP.
(9)
Consists of: (i) 2,300,129 shares of common stock; (ii) 1,551,724 shares of common stock which Dr. Kutzkey has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; (iii) 11,705 shares of common stock subject to restricted stock awards; (iv) 17,265 shares of common stock underlying exercisable warrants; and (v) 386,301 shares of common stock issuable pursuant to stock options that are exercisable within 60 days of March 18, 2026.
(10)
Consists of securities held by: (a) The Column Group III, LP (“TCG III”) (i) 900,292 shares of common stock; (ii) 485,830 shares of common stock which TCG III has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; and (iii) 5,218 shares of common stock underlying exercisable warrants; (b) The Column Group III-A, LP (“TCG III-A”) (i) 1,016,658 shares of common stock; (ii) 548,653 shares of common stock which TCG III-A has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; and (iii) 5,893 shares of common stock underlying exercisable warrants; and (c) The Column Group Opportunity III, LP (“TCG Opportunity III”) (i) 344,827 shares of common stock; and (ii) 517,241 shares of common stock which TCG Opportunity III has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE. Due to a beneficial ownership limitation, the number of shares of common stock reported excludes additional shares of common stock issuable upon exercise of such warrants. These warrants are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts the holder from exercising that portion of the warrants that would result in the holder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The Column Group III GP, LP (“TCG III GP”), is the general partner of each of TCG III and TCG III-A. TCG Opportunity III GP LP (“TCG Opportunity III GP”) is the general partner of TCG Opportunity III. Tim Kutzkey and Peter Svennilson are the Managing Partners of TCG III GP and TCG Opportunity III GP and as such may each be deemed to share voting and investment power with respect to the securities held by each of TCG III, TCG III-A and TCG Opportunity III and disclaims beneficial ownership of the securities except to the extent of his pecuniary interests therein. The address for the entities listed herein is 1 Letterman Drive, Building D, Suite DM-900, San Francisco, CA 94129. The information is based on a Schedule 13D filed with the SEC on January 22, 2026 reporting beneficial ownership as of January 20, 2026.
(11)
Consists of: (i) 675,613 shares of common stock held by TCG Crossover Fund II, L.P. (“TCG Crossover II”); and (ii) 675,610 shares of common stock held by TCG Crossover Fund III, L.P. (“TCG Crossover III”). TCG Crossover GP II, LLC (“TCG Crossover GP II”) is the general partner of TCG Crossover II. TCG Crossover GP III, LLC (“TCG Crossover GP III”) is the general partner of TCG Crossover III. Chen Yu is the sole managing member of TCG Crossover GP II and TCG Crossover GP III and may be deemed to share voting, investment and dispositive power with respect to these securities. The address for the entities listed herein is 245 Lytton Ave., Suite 350, Palo Alto, CA 94301. The information is based on a Form 4 filed with the SEC on March 16, 2026.
(12)
Consists of: (i) 594,825 shares of common stock which RA Capital Healthcare Fund, L.P. (“RACHF”) has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; and (ii) 680,058 shares of common stock issuable upon the exercise of Series A common stock warrants, Series B common stock warrants and Series E common stock warrants. Due to a beneficial ownership limitation, the number of shares of common stock reported excludes additional shares of common stock issuable upon exercise of such warrants. These warrants are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts the holder from exercising that portion of the warrants that would result in the holder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. RA Capital Management, L.P. is the investment manager for RACHF. The general partner of RA Capital Management, L.P. is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the managing members. Each of Mr. Kolchinsky and

Mr. Shah may be deemed to have voting and investment power over the shares held by RACHF. Mr. Kolchinsky and Mr. Shah disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of the persons and entities listed above is 200 Berkeley Street, 18th Floor, Boston, MA 02116. The information is based on a Schedule 13G filed with the SEC on February 17, 2026 reporting ownership as of December 31, 2025.
(13)
Consist of: (i) 306,000 shares of common stock; (ii) 454,500 shares of common stock which AI Biotechnology LLC (“AI Biotechnology”) has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; and (iii) 480,421 shares of common stock issuable upon the exercise of pre-funded warrants and Series E common stock warrants. Due to a beneficial ownership limitation, the number of shares of common stock reported excludes additional shares of common stock issuable upon exercise of such warrants. These warrants are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts the holder from exercising that portion of the warrants that would result in the holder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation; however AI Biotechnology may increase or decrease the foregoing beneficial ownership limitation by giving notice to us (such notice not to be effective until the sixty-first day after the notice is delivered to us), but not to exceed any percentage in excess of 19.99%. The shares of common stock that may be deemed to be beneficially owned by AI Biotechnology may also be deemed to be beneficially owned by Access Industries Holdings LLC (“AIH”), Access Industries Management, LLC (“AIM”) and Mr. Blavatnik because (i) Len Blavatnik controls AIM and holds a majority of the outstanding voting interests in AIH, (ii) AIM controls AIH, and (iii) AIH directly controls all of the outstanding voting interests in in AI Biotechnology. Each of the Reporting Persons (other than AI Biotechnology) and each of their affiliated entities and the officers, partners, members and managers thereof, disclaims beneficial ownership of these securities. The address of each of AI Biotechnology, AIM, AIH and Mr. Blavatnik is c/o Access Industries, Inc., 40 West 57th Street, 28th Floor, New York, NY 10019. The information is based on a Schedule 13G filed with the SEC on March 31, 2025 reporting beneficial ownership as of March 24, 2025.
(14)
Consists of: (i) 387,500 shares of common stock; (ii) 465,000 shares of common stock which 5AM Ventures VII, L.P. (“Ventures VII”) has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; (iii) 155,000 shares of common stock issuable upon exercise Series E common stock warrants; and (vi) 224,375 shares of common stock issuable upon exercise Series E common stock warrants which Ventures VII has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE. The securities are directly held by Ventures VII. 5AM Partners VII, LLC (“Partners VII”) is the sole general partner of Ventures VII. Dr. Kush M. Parmar and Andrew J. Schwab are the managing members of Partners VII and may be deemed to have shared voting and investment power over the securities beneficially owned by Ventures VII. Each of Partners VII, Dr. Parmar, and Mr. Schwab disclaims beneficial ownership of such securities except to the extent of its or his respective pecuniary interest therein. The address of the persons and entities listed above is c/o 5AM Ventures, 4 Embarcadero Center, Suite 3110, San Francisco, CA 94111. The information is based on a Schedule 13F filed with the SEC on February 17, 2026 reporting beneficial ownership of our common stock as of December 31, 2025 and our knowledge of records.
(15)
Consist of securities held by: (a) Venrock Healthcare Capital Partners III, L.P. (“VHCP III”) (i) 130,890 shares of common stock; and (ii) 115,166 shares of common stock which VHCP III has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; (b) VHCP Co-Investment Holdings III, LLC (“VHCP Co-Investment III”) (i) 13,102 shares of common stock; and (ii) 11,528 shares of common stock which VHCP Co-Investment III has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; and (c) Venrock Healthcare Capital Partners EG, L.P. (“VHCP EG”) (i) 488,939 shares of common stock; and (ii) 430,202 shares of common stock which VHCP EG has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; and 14,808 shares of common stock issuable upon the exercise of pre-funded warrants and Series E common stock warrants. Due to a beneficial ownership limitation, the number of shares of common stock reported excludes additional shares of common stock issuable upon exercise of such warrants. These warrants are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts the holder from exercising that portion of the warrants that would result in the holder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. VHCP Management III, LLC (“VHCP Management III”) is the the general partner of VHCP III and the manager of VHCP Co-Investment III. VHCP Management EG, LLC (“VHCP Management EG”) is the general partner of VHCP EG. Dr. Bong Koh and Nimish Shah are the voting members of VHCP Management III and VHCP Management EG and may be deemed to share voting and dispositive power over the shares held by the selling stockholders. The address of each of these persons and entities is 7 Bryant Park, 23rd Floor, New York, NY 10018. The information is based on a Schedule 13F filed with the SEC on February 17, 2026 reporting beneficial ownership as of December 31, 2025 and our knowledge of records.

(16)
Consist of: (i) 432,040 shares of common stock and (ii) 646,560 shares of common stock which Spruce Street Capital Master Fund LP (“Master Fund”) has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE. The shares reported also include: (i) 78,234 shares of common stock and (ii) 117,351 shares of common stock issuable in the second tranche of 2025 PIPE held by a separate account client for which Spruce Street Capital LP (the “Spruce Advisor”) acts as discretionary investment manager (such account, together with the Master Fund, the “Spruce Funds”). Due to a beneficial ownership limitation, the number of shares of common stock reported excludes additional shares of common stock issuable upon exercise of such warrants. These warrants are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the holder from exercising that portion of the warrants that would result in the holder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. Alex Rosen and Simon Basseyn are the controlling persons of the Spruce Advisor and the Spruce Funds and may be deemed to share voting, investment and dispositive power over the shares held by the Spruce Funds. Messrs. Rosen and Basseyn disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The principal business address of the Spruce Advisor and the Spruce Funds and Messrs. Rosen and Basseyn is 777 Third Avenue, Suite 1704, New York, New York 10017. The information is based on a Schedule 13F filed with the SEC on February 13, 2026 reporting beneficial ownership of our common stock as of December 31, 2025 and our knowledge of records.
(17)
Consists of securities held by: (a) Vivo Opportunity Cayman Fund, L.P. (“Vivo Fund”) (i) 29,588 shares of common stock; (ii) 14,794 shares of common stock issuable upon the exercise of Series E common stock warrants; (iii) 44,382 shares of common stock which Vivo Fund has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; and (vi) 22,191 shares of common stock issuable upon exercise Series E common stock warrants which Vivo Fund has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; and (b) Vivo Opportunity Fund Holdings, L.P. (“Vivo Holdings”) (i) 230,412 shares of common stock; (ii) 115,206 shares of common stock issuable upon the exercise of Series E common stock warrants; (iii) 345,618 shares of common stock which Vivo Holdings has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; and (vi) 172,809 shares of common stock issuable upon exercise Series E common stock warrants which Vivo Fund has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE. Vivo Opportunity, LLC is the general partner of Vivo Holdings. Vivo Opportunity Cayman, LLC is the general partner of Vivo Fund. The voting members of each of Vivo Opportunity, LLC and Vivo Opportunity Cayman, LLC are Kevin Dai, Gaurav Aggarwal, Frank Kung and Shan Fu, none of whom has individual voting or investment power but each of whom may be deemed to share voting and dispositive power with respect to the shares held by Vivo Opportunity Fund Holdings, L.P. or Vivo Opportunity Cayman Fund, L.P. The address of the individuals and entities referenced in this footnote is 192 Lytton Avenue, Palo Alto, California 94301. The information is based on a Schedule 13F filed with the SEC on February 13, 2026 reporting beneficial ownership of our common stock as of December 31, 2025 and our knowledge of records.
(18)
Consists of: (i) 721,266 shares of common stock; and (ii) 4,927 shares of common stock underlying exercisable warrants. The securities potentially beneficially owned by Millennium Management LLC, Millennium Group Management LLC and Mr. Englander are held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC). The address for the entities listed herein is 399 Park Avenue New York, New York 10022. The information is based on a Schedule 13G/A filed with the SEC on February 4, 2026 reporting beneficial ownership as of December 31, 2025.
(19)
Consists of: (i) 470,000 shares of common stock; and (ii) 210,000 shares of common stock which Braidwell Partners Master Fund LP (“Braidwell Partners”) has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE. Due to a beneficial ownership limitation, the number of shares of common stock reported excludes additional shares of common stock issuable upon exercise of such warrants. These warrants are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the holder from exercising that portion of the warrants that would result in the holder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. Braidwell LP (the “Braidwell Investment Manager”) is the investment manager of Braidwell Partners. Braidwell GP LLC (the “Braidwell GP”) is the general partner of Braidwell Partners. Braidwell Management LLC (the “Braidwell IM GP”) is the general partner of the Braidwell Investment Manager and the managing member of the Braidwell GP. Messrs. Alexander T. Karnal and Brian J. Kreiter (together with Braidwell Partners, the Braidwell Investment Manager, the Braidwell GP and the Braidwell IM GP, the “Braidwell Parties”) together own, directly or indirectly, the Braidwell Investment Manager, the Braidwell GP and the Braidwell IM GP. The Braidwell Parties may be deemed to have shared voting and dispositive power with respect to the shares of common stock held by Braidwell Partners. Each of the Braidwell Parties disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. The principal address of Braidwell Partners is c/o Maples Corporate Services Limited, P.O Box 309, Ugland House, Grand Cayman, KY1-1104 Cayman Islands. The principal address of the Braidwell Parties other than Braidwell Partners is One Harbor Point, 2200 Atlantic Street, 4th Floor, Stamford, Connecticut 06902. The information is based on a Schedule 13G filed with the SEC on February 17, 2026 reporting beneficial ownership of our common stock as of December 31, 2025 and our knowledge of records.

(20)
Consists of: (i) 362,100 shares of common stock which Samsara BioCapital, L.P. (“Samsara LP”) has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; (ii) 112,359 shares of common stock issuable upon exercise Series E common stock warrants; and (iii) 181,050 shares of common stock issuable upon exercise Series E common stock warrants which Samsara LP has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE. Samsara BioCapital GP, LLC (“Samsara GP”) is the sole general partner of Samsara LP. Dr. Srinivas Akkaraju is the managing member of Samsara GP. Each of Samsara GP and Dr. Srinivas may be deemed to have voting and investment power over the shares held of record by Samsara LP. The address of the individual and entities referenced in this footnote is 628 Middlefield Road, Palo Alto, California 94301.
(21)
Consists of securities held by: (a) Acuta Capital Fund, LP (i) 139,315 shares of common stock; (ii) 196,350 shares of common stock which Acuta Capital Fund, LP has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; (iii) 65,450 shares of common stock issuable upon the exercise of Series E common stock warrants; and (vi) 98,175 shares of common stock issuable upon exercise Series E common stock warrants which Acuta Capital Fund, LP has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; and (b) Acuta Opportunity Fund, LP (i) 39,100 shares of common stock; (ii) 58,650 shares of common stock which Acuta Opportunity Fund, LP has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE; (iii) 19,550 shares of common stock issuable upon the exercise of Series E common stock warrants; and (vi) 29,325 shares of common stock issuable upon exercise Series E common stock warrants which Acuta Opportunity Fund, LP has the right to acquire within 60 days of March 18, 2026 in the second tranche of 2025 PIPE. Acuta Capital Partners, LLC is the investment advisor and general partner of Acuta Capital Fund, LP and Acuta Opportunity Fund L.P. Anupam Dalal is the Managing Member of Acuta Capital Partners, LLC. Mr. Dalal has voting and investment authority over all of the shares held by Acuta Capital Fund, LP and Acuta Opportunity Fund, L.P. Each of Acuta Capital Partners, LLC and Mr. Dalal disclaim beneficial ownership of the shares held by Acuta Capital Fund, LP and Acuta Opportunity Fund, L.P. except to the extent of their pecuniary interest therein. The address of the above referenced entities and persons is 255 Shoreline Dr., Suite 515g, Redwood City, CA 94065. The information is based on a Schedule 13F filed with the SEC on February 17, 2026 reporting beneficial ownership of our common stock as of December 31, 2025 and based on our knowledge of records.
(22)
Consists of: (i) 290,108 shares of common stock; (ii) 64,500 shares of common stock issuable upon the exercise of Series A common stock warrants; (iii) 70,158 shares of common stock issuable upon the exercise of Series B common stock warrants; and (vi) 195,000 shares of common stock issuable upon the exercise of Series E common stock warrants. StemPoint Capital LP (“StemPoint”) serves as investment advisor to StemPoint Capital Master Fund LP (“StemPoint Fund”). StemPoint exercises voting and investment power over the shares held by StemPoint Fund pursuant to investment management agreements. Michelle Ross and Sean Tan are members of the Investment Manager of StemPoint. Accordingly, StemPoint, Ms. Ross and Mr. Tan may be deemed to have beneficial ownership of the shares beneficially owned by StemPoint Fund. StemPoint, Ms. Ross and Mr. Tan disclaim beneficial ownership of the shares held by StemPoint Fund, except to the extent of their pecuniary interest therein. The address of StemPoint Capital Master Fund LP is 520 Madison Ave, 19th Floor, New York, NY, 10022. The information is based on a Schedule 13G filed with the SEC on February 16, 2026 reporting beneficial ownership as of December 31, 2025.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our directors and executive officers, which are described elsewhere in this Proxy Statement, described below are transactions since January 1, 2024, and each currently proposed transaction in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers or holders of more than 5% of our outstanding common stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Research Collaboration Agreement with TCGFB, Inc.

In October 2024, we entered into a strategic research collaboration with a privately-held company, TCGFB, Inc., or TCGFB, to discover antibody therapeutics targeting transforming growth factor beta, or TGF-β, for the potential treatment of patients with idiopathic pulmonary fibrosis, or the TCGFB Collaboration. Under the terms of the agreement, we provide antibody discovery services for a period of up to two years. TCGFB will own all TGF-β product related intellectual property. In exchange for our research services, TCGFB agreed to pay us up to $6.0 million in the aggregate, plus any third-party costs, and issued us a warrant exercisable for up to 3.4 million shares of TCGFB common stock at an exercise price of $0.0001 per share based on certain vesting conditions. TCGFB was founded and is controlled by entities affiliated with The Column Group. Tim Kutzkey, Ph.D. is a Managing Partner at The Column Group and a member of our Board. Entities affiliated with The Column Group hold more than 5% of our common stock. The research collaboration agreement was terminated in November 2025.

Private Placements

March 2025

In March 2025, we entered into a securities purchase agreement with certain institutional and accredited investors to issue an aggregate of 15,086,236 units in two tranches at a purchase price of $11.60 per share and $11.5999 per pre-funded warrant for gross proceeds of approximately $175.0 million to fund multiple ophthalmology programs through initial Phase 1 safety, tolerability and efficacy studies. Each unit consisted of one share of common stock, or pre-funded warrant in lieu thereof, and one half of a common stock warrant. At the initial closing in March 2025, we issued and sold 6,586,415 units and received aggregate net proceeds of $71.2 million, after deducting placement agent fees and other expenses. In December 2025, in an optional closing we issued and sold 301,716 units and received aggregate net proceeds of $3.3 million, after deducting placement agent fees and other expenses. The second closing for the remaining $95.1 million is subject to the receipt of clearance from the U.S. Food and Drug Administration of our Investigational New Drug Application for SZN-8141 which is expected in 2026. In connection with the private placement, the exercise price of all our outstanding Series A common stock warrants and Series B common stock warrants was reduced, and all of our Series C common stock warrants and Series D common stock warrants were cancelled. Please see “- April 2024” below for further information. Please see Note 8 to the financial statements in our Annual Report for further information regarding the private placement.

The following table sets forth the aggregate number of shares and warrants purchased by the listed entities in the first tranche of the private placement:

Name of Purchaser	Shares of Common Stock	Price Per Share(2)	Series E Warrants
Entities affiliated with The Column Group(1)	1,034,482	$11.60	517,241	(3)

____________________

(1) Entities affiliated with The Column Group hold more than 5% of our common stock. Tim Kutzkey, Ph.D. is a Managing Partner at The Column Group and a member of our Board.

(2) Includes $0.0625 per share for the accompanying warrant to purchase shares of common stock.

(3) The exercise price of this warrant is $11.54 per share.

The following table sets forth the aggregate number of shares and warrants to be purchased by the listed entities in the second tranche of the private placement:

Name of Purchaser	Shares of Common Stock	Price Per Share(2)	Series E Warrants
Entities affiliated with The Column Group(1)	1,551,724	$11.60	775,862	(3)

____________________

(1) Entities affiliated with The Column Group hold more than 5% of our common stock. Tim Kutzkey, Ph.D. is a Managing Partner at The Column Group and a member of our Board.

(2) Includes $0.0625 per share for the accompanying warrant to purchase shares of common stock.

(3) The exercise price of this warrant is $11.54 per share.

April 2024

In April 2024, we entered into a securities purchase agreement with certain institutional investors and management and issued and sold in a private placement: (i) 1,091,981 shares of common stock, (ii) pre-funded warrants to purchase up to 40,000 shares of common stock, and (iii) warrants to purchase up to 11,136,106 shares of common stock, for aggregate upfront net proceeds of approximately $16.0 million, after deducting placement agent fees and other expenses. Please see Notes 8 and 9 to our financial statements in our Annual Report for further information regarding the private placement.

In March 2025, we agreed to reduce the exercise price of all of the Series A common stock warrants and Series B common stock warrants as indicated in the footnotes to the below table, and the holders of all the Series C common stock warrants and Series D common stock warrants agreed to cancel such warrants.

The following table sets forth the aggregate number of shares and warrants purchased by the listed entities and persons in the private placement:

Name of Purchaser	Shares of Common Stock	Price Per Share(4)	Series A Warrants		Series B Warrants		Series C Warrants		Series D Warrants
Entities affiliated with The Column Group(1)	193,548	$15.50	193,548	(5)	210,526	(6)	749,998	(7)	749,998	(7)
Craig Parker(2)	1,474	$16.96	1,474	(8)	1,603	(9)	5,712	(7)	5,712	(7)
Charles Williams(3)	1,474	$16.96	1,474	(8)	1,603	(9)	5,712	(7)	5,712	(7)

____________________

(1) Entities affiliated with The Column Group hold more than 5% of our common stock. Tim Kutzkey, Ph.D. is a Managing Partner at The Column Group and a member of our Board.

(2) Craig Parker is our President and Chief Executive Officer and a member of our Board.

(3) Charles Williams is our Chief Operating Officer and Corporate Secretary.

(4) Includes $1.25 per share for the accompanying warrants to purchase shares of common stock.

(5) The exercise price of this warrant was originally $15.50 per share and was reduced to $11.54 in March 2025.

(6) The exercise price of this warrant was originally $14.25 per share and was reduced to $11.54 in March 2025.

(7) The exercise price of this warrant was $16.00 per share. These warrants were cancelled in March 2025.

(8) The exercise price of this warrant was originally $16.96 per share and was reduced to $12.45 in March 2025.

(9) The exercise price of this warrant was originally $15.71 per share and was reduced to $12.45 in March 2025.

Sublease Agreement with Nura Bio, Inc.

In April 2024, we entered into an agreement with Nura Bio, Inc. (“Nura Bio”), to sublease approximately 6,102 square feet of our office and laboratory space. The sublease term was initially on a month-to-month basis and the monthly base rent is approximately $35,000, escalating at 3% per annum. Nura Bio is also responsible for its share of real estate taxes, utilities and other operating expenses applicable to the subleased space. In July 2025, the we executed a sublease extension agreement with Nura Bio effective May 2025, to extend the lease term for an additional 12 months until May 2026. During 2025 and 2024, we recognized sublease income of $0.7 million and $0.4 million, respectively, as reductions to operating expenses. Tim Kutzkey, Ph.D., a member of our Board, serves as the chairman of the board of directors of Nura Bio. Dr. Kutzkey also serves as Managing Partner of The Column Group, LLC, which is the general partner of certain limited partnerships which are significant stockholders of Nura Bio. The Column Group, LLC holds more than 5% of our common stock.

Indemnification Agreements

Our Certificate of Incorporation contains provisions limiting the liability of directors, and our Certificate of Incorporation provides that we indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our Certificate of Incorporation also provides our Board with discretion to indemnify our employees and other agents when determined appropriate by our Board.

In addition, we have entered into indemnification agreements with each of our directors and executive officers, which requires us to indemnify them. For more information regarding these agreements, see the section titled “Executive Compensation—Limitations of Liability and Indemnification Matters”.

Policies and Procedures for Related Person Transactions

Our Board has adopted a related person transaction policy setting forth the policies and procedures for the identification, review, and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related person were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our audit committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction, and the extent of the related person’s interest in the transaction.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 171 Oyster Point Blvd., Suite 400, South San Francisco, California 94080, in writing not later than December 2, 2026.

Stockholders intending to present a proposal or nominee for director at our 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no earlier than the close of business on January 13, 2027 and no later than the close of business on February 12, 2027. The notice must contain the information required by our Bylaws. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 30 days after May 13, 2027, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business of the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In connection with our solicitation of proxies for our 2027 annual meeting of stockholders, we intend to file a proxy statement with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and our Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

2025 ANNUAL REPORT

Our Annual Report has been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Stockholders can also access our Annual Report at www.proxyvote.com. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to our Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to our Corporate Secretary, Surrozen, Inc., 171 Oyster Point Blvd., Suite 400, South San Francisco, California 94080.

Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ Charles Williams
Charles Williams
Chief Operating Officer and Corporate Secretary

South San Francisco, California

April 1, 2026

VOTE BY INTERNET

Before The Meeting – Go to www.proxyvote.com

Use the internet to transmit your voting instructions

and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 12, 2026.

Have your proxy card in hand when you access the website

and follow the instructions to obtain your records

and to create an electronic voting instruction form.

During The Meeting – Go to www.virtualshareholdermeeting.com/SRZN2026

You may attend the meeting via the internet and vote during the meeting.

Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions.

Vote by 11:59 P.M. Eastern Time on May 12, 2026.

Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,

Edgewood, NY 11717.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85589-P42634 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SURROZEN, INC.

The Board of Directors recommends you vote FOR the election of all Class II director nominees:

	For All	Withhold All	For All Except
1. Election of two Class II directors, each to serve until the 2029 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Mace Rothenberg, M.D.
02) David J. Woodhouse, Ph.D.

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of the Audit Committee's appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2026.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V85590-P42634

SURROZEN, INC.
Annual Meeting of Stockholders
May 13, 2026 10:00 a.m. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Craig Parker and Andrew Maleki, and each of them, as proxies, with full power of substitution, and hereby authorize(s) each of them to represent and vote, as designated below, all shares of the common stock of Surrozen, Inc., a Delaware corporation (the "Company"), held of record by the undersigned on March 18, 2026 at the Annual Meeting of Stockholders (the "Annual Meeting") to be held virtually via live webcast at www.virtualshareholdermeeting.com/SRZN2026, on Wednesday, May 13, 2026, at 10:00 a.m., Pacific Time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

This proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, as indicated on the reverse side, and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. The undersigned stockholder(s) may revoke this proxy card at any time before it is voted at the Annual Meeting by executing and returning a proxy card bearing a later date by mail, by voting via the Internet, by filing with the Corporate Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy card being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting.

Continued and to be signed on reverse side